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                                                                    Exhibit 3.02

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                                   GENTEK INC.

                              AMENDED AND RESTATED

                                     BY-LAWS

                      As Adopted on _________________, 1999




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                                TABLE OF CONTENTS

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
ARTICLE I            Stockholders................................................................1
         SECTION 1.  Annual Meeting..............................................................1
         SECTION 2.  Matters to be Considered at Annual Meetings.................................1
         SECTION 3.  Special Meetings............................................................3
         SECTION 4.  Matters to be Considered at Special Meetings................................3
         SECTION 5.  Notice of Meetings; Adjournments............................................4
         SECTION 6.  Quorum......................................................................5
         SECTION 7.  Voting and Proxies..........................................................5
         SECTION 8.  Action at Meeting...........................................................6
         SECTION 9.  Stockholder Lists...........................................................6
         SECTION 10. Presiding Officer...........................................................6
         SECTION 11. Voting Procedures and Inspectors of Elections...............................7

ARTICLE II           Directors...................................................................7
         SECTION 1.  Powers......................................................................7
         SECTION 2.  Number and Terms............................................................7
         SECTION 3.  Director Nominations........................................................8
         SECTION 4.  Qualification..............................................................10
         SECTION 5.  Vacancies..................................................................10
         SECTION 6.  Removal; Resignation.......................................................10
         SECTION 7.  Chairman of the Board......................................................10
         SECTION 8.  Regular Annual Meetings....................................................10
         SECTION 9.  Special Meetings...........................................................11
         SECTION 10. Notice of Meetings.........................................................11
         SECTION 11. Quorum.....................................................................12
         SECTION 12. Action at Meeting..........................................................12
         SECTION 13. Action by Consent..........................................................12
         SECTION 14. Manner of Participation....................................................12
         SECTION 15. Committee..................................................................12
         SECTION 16. Compensation of Directors..................................................13
         SECTION 17. Reliance on Accounts and Reports, etc......................................13

ARTICLE III          Officers...................................................................13
         SECTION 1.  Enumeration................................................................13
         SECTION 2.  Appointment................................................................13
         SECTION 3.  Qualification..............................................................14
         SECTION 4.  Tenure.....................................................................14
         SECTION 5.  Resignation................................................................14
         SECTION 6.  Removal....................................................................14
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         SECTION 7.  Absence or Disability......................................................14
         SECTION 8.  Vacancies..................................................................14
         SECTION 9.  President..................................................................14
         SECTION 10. Vice Presidents and Assistant Vice Presidents..............................14
         SECTION 11. Treasurer and Assistant Treasurers.........................................15
         SECTION 12. Secretary and Assistant Secretaries........................................15
         SECTION 13. Additional Officers........................................................15
         SECTION 14. Powers and Duties..........................................................15

ARTICLE IV           Capital Stock..............................................................16
         SECTION 1.  Certificates of Stock......................................................16
         SECTION 2.  Transfers..................................................................16
         SECTION 3.  Record Holders.............................................................16
         SECTION 4.  Record Date................................................................17
         SECTION 5.  Registered Stockholders....................................................17
         SECTION 6.  Replacement of Certificates................................................17

ARTICLE V            Indemnification............................................................17
         SECTION 1.  Definitions................................................................17
         SECTION 2.  Officers...................................................................18
         SECTION 3.  Non-Officer Employees......................................................18
         SECTION 4.  Good Faith.................................................................19
         SECTION 5.  Successful Defense.........................................................19
         SECTION 6.  Prior to Final Disposition.................................................19
         SECTION 7.  Contractual Nature of Rights...............................................20
         SECTION 8.  Non-Exclusivity of Rights..................................................20
         SECTION 9.  Insurance..................................................................20
         SECTION 10. Severability...............................................................21

ARTICLE VI           Miscellaneous Provisions...................................................21
         SECTION 1.  Fiscal Year................................................................21
         SECTION 2.  Seal.......................................................................21
         SECTION 3.  Execution of Instruments...................................................21
         SECTION 4.  Voting and Transfer of Securities..........................................21
         SECTION 5.  Resident Agent.............................................................22
         SECTION 6.  Corporate Records..........................................................22
         SECTION 7.  Certificate................................................................22
         SECTION 8.  Amendment of By-Laws.......................................................22
         SECTION 9.  Construction...............................................................22
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                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                                   GENTEK INC.

                     (hereinafter called the "Corporation")

                            As adopted on _____, 1999

                                    ARTICLE I

                                  Stockholders

           SECTION 1. Annual Meeting. The annual meeting of stockholders shall be held at the hour, date and place within or without the United States which is fixed by the majority of the Board of Directors, the Chairman of the Board, if one is elected, or the President, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no annual meeting has been held for a period of thirteen months after the Corporation's last annual meeting of stockholders, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of the By-Laws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these By-Laws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

           SECTION 2. Matters to be Considered at Annual Meetings. At any annual meeting of stockholders (the "Annual Meeting"), only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such Annual Meeting. To be considered as properly brought before an Annual Meeting, business must be: (a) specified in the notice of meeting; (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors; or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the requirements set forth in this Section 2.




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           In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder of record of any shares of capital stock entitled to vote at such Annual Meeting, such stockholder shall (i) give timely notice as required by this Section 2 to the Secretary of the Corporation and (ii) be present at such meeting, either in person or by a representative. The first Annual Meeting shall be held in the year 2000, and for such first Annual Meeting a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of
(A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation. For all subsequent Annual Meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 20 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") and in any event at least 45 days before the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's Annual Meeting; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

           For purposes of these By-Laws, "public announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service; (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K); or (iii) a letter or report sent to stockholders of record of the Corporation at the time of the mailing of such letter or report.

           A stockholder's notice to the Secretary shall set forth as to each matter proposed to be brought before an Annual Meeting: (i) a brief description of the business the stockholder desires to bring before such Annual Meeting and the reasons for conducting such business at such Annual Meeting; (ii) the name and address, as they appear on the Corporation's stock transfer books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation's capital stock beneficially owned by the stockholder proposing such business; (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such stockholder's name on such books, and the class and number of shares of the Corporation's capital stock beneficially owned by such beneficial owners; (v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal,

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and the class and number of shares of the Corporation's capital stock beneficially owned by such other stockholders; and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

           If the Board of Directors or a designated committee thereof determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the stockholder proposal was made in accordance with the terms of this Section 2. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this Section 2, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal.

           Notwithstanding the foregoing provisions of these By-Laws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder with respect to the matters set forth in these By-Laws, and nothing in these By-Laws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to the Exchange Act and the rules and regulations promulgated thereunder.

           SECTION 3. Special Meetings. Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called by (i) the Chairman of the Board of Directors, (ii) the President or (iii) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office.

           SECTION 4. Matters to be Considered at Special Meetings. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law.

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           SECTION 5. Notice of Meetings; Adjournments. A written notice of all
Annual Meetings stating the hour, date and place of such Annual Meetings shall be given by the Secretary or an Assistant Secretary (or other person authorized by these By-Laws or by law) not less than ten days nor more than 60 days before the Annual Meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Amended and Restated Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the "Certificate") or under these By-Laws, is entitled to such notice, by delivering such notice to him or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation's stock transfer books. Such notice shall be deemed to be delivered when hand delivered to such address or deposited in the mail so addressed, with postage prepaid.

           Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the written notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

           Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual Meeting or special meeting of stockholders needs be specified in any written waiver of notice.

           The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this
Article I or Section 3 of Article II hereof or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under Section 2 of Article I and Section 3 of
Article II of these By-Laws.

           When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place,

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notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given in accordance with these By-Laws to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate or these By-Laws, is entitled to such notice.

           SECTION 6. Quorum. The holders of shares of voting stock representing a majority of the voting power of the outstanding shares of voting stock issued, outstanding and entitled to vote at a meeting of stockholders, represented in person or by proxy at such meeting, shall constitute a quorum; but if less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 5 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

           SECTION 7. Voting and Proxies. Unless otherwise provided by law, every holder of record of shares of stock entitled to vote at a meeting of stockholders shall be entitled to the number of votes his or her shares are entitled to pursuant to the Certificate that are outstanding in the name of such holder on the books of the Corporation at the close of business on such record date. No vote of the stockholders need to be taken by written ballot, unless otherwise required by law or these By-Laws or by action of the Board of Directors.

           Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting before being voted. Except as otherwise limited therein or as otherwise provided by law, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of providing invalidity shall rest on the challenger. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her

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signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this Section 7 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

           SECTION 8. Action at Meeting. When a quorum is present, any matter before any meeting of stockholders shall be decided by the vote of a majority of the voting power of shares of voting stock, present in person or represented by proxy at such meeting and entitled to vote on such matter, expect where a larger vote is required by law, by the Certificate or by these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast, except where a larger vote is required by law, by the Certificate or by these By-Laws. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

           SECTION 9. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation's transfer agent or other person authorized by these By-Laws or by law) shall prepare and make, at least ten days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the hour, date and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

           SECTION 10. Presiding Officer. The Chairman of the Board, if one is elected, or if not elected or in his or her absence or disability, the President, or in the absence or

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disability of the Chairman and the President, a presiding officer chosen by a majority of the stockholders present in person or by proxy, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 5 and 6 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

           SECTION 11. Voting Procedures and Inspectors of Elections. The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL"), including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspector(s), and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspector(s). All determinations by the inspector(s) and, if applicable, the presiding officer shall be subject to further review by any court of competent jurisdiction.

                                   ARTICLE II

                                    Directors

           SECTION 1. Powers. Except as otherwise provided by the Certificate or required by law, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all powers of the Corporation.

           SECTION 2. Number and Terms. The number of Directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors or by a vote of the stockholders duly adopted at the Annual Meeting or any special meeting called for that purpose. Expect as otherwise provided by law, the Certificate or these

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By-laws, Directors shall hold office until their successors are elected and qualified or until their earlier resignation or removal.

           SECTION 3. Director Nominations. Nominations of candidates for election as Directors of the Corporation at any Annual Meeting may be made only
(a) by, or at the direction of, a majority of the Board of Directors or a Nominating Committee thereof, if one has been appointed or (b) by any holder of record (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of the capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the timing, informational and other requirements set forth in this Section 3. Any stockholder who has complied with the timing, informational and other requirements set forth in this Section 3 and who seeks to make such a nomination, or his, her or its representative, must be present in person at the Annual Meeting. Only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as Directors at an Annual Meeting.

           Nominations, other than those made by, or at the direction of, the Board of Directors or such Nominating Committee, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3. For the first Annual Meeting, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principle executive office not later than the close of business on the later of
(A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation. For all subsequent Annual Meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") and in any event at least 45 days before the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's Annual Meeting; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

           A stockholder's notice to the Secretary shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a Director: (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Corporation's

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capital stock which are beneficially owned by such person on the date of such stockholder's notice; and (iv) the consent of each nominee to serve as a Director if elected. A stockholder's notice to the Secretary shall further set forth as to the stockholder giving such notice: (i) the name and address, as they appear on the Corporation's stock transfer books, of such stockholder and of the beneficial owners (if any) of the Corporation's capital stock registered in such stockholder's name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s); (ii) the class and number of shares of the Corporation's capital stock which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the Annual Meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder's notice; and
(iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

           If the Board of Directors or a designated committee thereof determines that any stockholder nomination was not made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3 in any material respect, such nomination shall not be considered at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3, the presiding officer of the Annual Meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this
Section 3 in any material respect, such nomination shall not be considered at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this Section 3, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such nominee.

           Notwithstanding anything to the contrary in the second paragraph of this Section 3, in the event that the number of Directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the corporation naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 75 days prior to the Anniversary Date, a stockholder's notice required by this Section 3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later

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than the close of business on the 15th day following the day on which such public announcement is first made by the Corporation.

           No person shall be elected by the stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 3. Election of Directors at the annual meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such annual meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as Directors at the annual meeting in accordance with the procedures set forth in this Section shall be provided for use at the annual meeting.

           SECTION 4. Qualification. No Director need be a stockholder of the Corporation.

           SECTION 5. Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

           SECTION 6. Removal; Resignation. (a) Directors may be removed from office in the manner provided in the Certificate.

           (b) Any Director may resign by delivering his or her written resignation to the Chairman of the Board, if one is elected, the President or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at some other time or upon the happening of some other event.

           SECTION 7. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

           SECTION 8. Regular Annual Meetings. The regular annual meeting of the Board of Directors shall be held, without notice, on the same date and at the same place as

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the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine without notice other than such resolution.

           SECTION 9. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the Directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

           SECTION 10. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each Director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each Director in person, by telephone, or by telex, telecopy, telegram, or other written form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such Director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if telexed or telecopied, or when delivered to the telegraph company if sent by telegram.

           When any Board of Directors meeting, either regular or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the hour, date or place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken of the hour, date and place to which the meeting is adjourned.

           A written waiver of notice signed before or after a meeting by a Director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice of waiver of notice of such meeting.

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           SECTION 11. Quorum. At any meeting of the Board of Directors, a majority of the Directors then in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 10 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.

           SECTION 12. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, a majority of the Directors present may take any action on behalf of the Board of Directors, unless otherwise required by law, by the Certificate or by these By-Laws.

           SECTION 13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

           SECTION 14. Manner of Participation. (a) To the extent consistent with applicable law, the Certificate and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors as it may deem appropriate.

           (b) Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-Laws.

           SECTION 15. Committee. The Board of Directors may designate from its number one or more committees, including, without limitation, an Executive Committee, a Compensation Committee, a Nominating Committee and an Audit Committee, consisting of such number of Directors as from time to time it may fix. The Board of Directors may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-Laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-Laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. Thereafter, members of each such Committee may be

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



designated at the annual meeting of the Board of Directors. Each member of any such Committee shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal (whether as a Director or as a member of such Committee by the Board of Directors). Any Committee to which the Board of Directors delegates any of its powers or duties shall keep minutes of its meetings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings. The Board of Directors shall have power to rescind any action of any committee, to the extent permitted by law, but no such rescission shall have retroactive effect. Any such Committee may be abolished or re-designated from time to time by the Board of Directors.

           SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors; provided that Directors who are employees of the Corporation and who receive compensation for their services as employees, shall not receive any salary or other compensation for their services as Directors of the Corporation.

           SECTION 17. Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                   ARTICLE III

                                    Officers

           SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, the Chairman of the Board of Directors and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

           SECTION 2. Appointment. At the regular annual meeting of the Board following the annual meeting of stockholders, the Board of Directors shall appoint the President, the Treasurer and the Secretary. Other officers may be appointed by the Board

                                       13


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



of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting of the Board of Directors.

           SECTION 3. Qualification. No officer need be a stockholder or a Director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

           SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-Laws, each of the officers of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

           SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

           SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the Directors then in office.

           SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

           SECTION 8. Vacancies. Any vacancy in any office, whether occurring by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

           SECTION 9. President. Unless otherwise provided by the Board of Directors or the Certificate, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business. If there is no Chairman of the Board or if he or she is absent, the President shall preside, when present, at all meetings of stockholders and, if a Director, of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

           SECTION 10. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

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



           SECTION 11. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.

           Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

           SECTION 12. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

           Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

           SECTION 13. Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or Agent appointed by him or her, for or without cause.

           SECTION 14. Powers and Duties. Subject to these By-Laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective officers, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer or as may be required by law.

                                       15


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




                                   ARTICLE IV

                                  Capital Stock

           SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars. The Corporation seal and the signatures by Corporation officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

           SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Subject to the provisions of the Certificate and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

           SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with requirements of these By-Laws.

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



           It shall be the duty of each stockholder to notify the Corporation of his or her post office address and any changes thereto.

           SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to notice of or to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than 60 nor less than ten days before the date of such meeting; and
(b) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

           SECTION 5. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests.

           SECTION 6. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

                                    ARTICLE V

                                 Indemnification

           SECTION 1. Definitions. For purposes of this Article: (a) "Officer" means any person who serves or has served as a Director or officer of the Corporation or in any other office filled by election or appointment by the stockholders or the Board of Directors of

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the Corporation and any heirs, executors, administrators or personal representatives of such person; (b) "Non-Officer Employee" means any person who serves or has served as an employee of the Corporation, but who is not or was not an Officer, and any heirs, executors, administrators or personal representatives of such person; (c) "Proceeding" means any threatened, pending, or completed action, suit or proceeding (or part thereof), including by or in the right of the Corporation, and whether civil, criminal, administrative, arbitrative or investigative, any appeal of such an action, suit or proceeding, and any inquiry or investigation which could lead to such an action, suit, or proceeding; and (d) "Expenses" means any liability fixed by a judgement, order, decree or award in a Proceeding, any amount reasonably paid in settlement of a Proceeding and any professional fees and other expenses and disbursements reasonably incurred in a Proceeding or in settlement of a Proceeding, including fines, taxes and penalties relating thereto.

           SECTION 2. Officers. Except as provided in Section 4 of this Article V, each Officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said law permitted the Corporation to provide prior to such amendment) against any and all Expenses incurred by such Officer in connection with any Proceeding in which such Officer is involved as a result of serving or having served (a) as an Officer or employee of the Corporation, (b) as a Director, officer or employee of any subsidiary of the Corporation, or (c) in any capacity with any other corporation, organization, partnership, joint venture, trust or other entity at the written request or direction of the Corporation, including service with respect to employee or other benefit plans, and shall continue as an Officer after he or she has ceased to be an Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives; provided, however, that the Corporation shall indemnify any such Officer seeking indemnification in connection with a Proceeding initiated by such Officer only if such Proceeding was authorized by the Board of Directors of the Corporation.

           SECTION 3. Non-Officer Employees. Except as provided in Section 4 of this Article V, each Non-Officer Employee of the Corporation may, in the discretion of the Board of Directors, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said law permitted the Corporation to provide prior to such amendment) against any or all Expenses incurred by such Non-Officer Employee in connection with any Proceeding in which such Non-Officer Employee is involved as a result of serving or having served (a) as a Non-Officer Employee of the Corporation,

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(b) as a Director, officer or employee of any subsidiary of the Corporation, or
(c) any capacity with any other corporation, organization, partnership, joint venture, trust or other entity at the request or direction of the Corporation, including service with respect to employee or other benefit plans, and shall continue as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of their other heirs, personal representatives, executors and administrators; provided, however, that the Corporation may indemnify and such Non-Officer Employee seeking indemnification in connection with a proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

           SECTION 4. Good Faith. No indemnification shall be provided pursuant to this Article V to an Officer or to a Non-Officer Employee with respect to a matter as to which such person (A) shall have been finally adjudicated in any Proceeding not to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and
(B) with respect to any criminal Proceeding, had reasonable cause to believe his or her conduct was unlawful; except that in the case of a Proceeding by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any such Proceeding as to which such Officer or Non-Officer Employee, as the case may be, shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Officer or Non-Officer Employee is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. In the event that a Proceeding is compromised or settled prior to final adjudication so as to impose any liability or obligation upon an Officer or Non-Officer Employee, no indemnification shall be provided pursuant to this
Article V to said Officer or Non-Officer Employee with respect to a matter if there be a determination that with respect to such matter such person (A) did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation, and (B) with respect to any criminal Proceeding, had reasonable cause to believe his or her conduct was unlawful. Unless ordered by a court, the determination contemplated by the preceding sentence shall be made with respect to a person who is an Officer at the time of such determination (1) by a majority vote of the Directors who are not parties to such Proceeding (the "Disinterested Directors"), even though less than a quorum, or (2) by a majority vote of a committee of Disinterested Directors designated by majority vote of Disinterested Directors, even though less than a quorum, or (3) if there are no Disinterested Directors or if the Disinterested Directors so direct, by independent legal counsel chosen by the Board of Directors in a written opinion, or (4) by the stockholders.

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           SECTION 5. Successful Defense. Notwithstanding anything in Section 4 of this Article V, to the extent that an Officer or Non-Officer Employee of the Corporation has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

           SECTION 6. Prior to Final Disposition. Unless otherwise determined by
(i) the Board of Directors, (ii) if more than half of the Directors are involved in a Proceeding, by a majority vote of a committee of one or more Disinterested Director(s) chosen in accordance with the procedures specified in Section 4 of this Article V, or (iii) if directed by the Board of Directors, by independent legal counsel in a written opinion, any indemnification extended to an Officer or Non-Officer Employee pursuant to this Article V shall include payment by the Corporation or a subsidiary of the Corporation of Expenses as the same are incurred in defending a Proceeding in advance of the final disposition of such Proceeding upon receipt of an undertaking by such Officer or Non-Officer Employee seeking indemnification to repay such payment if such Officer or Non-Officer Employee shall be adjudicated or determined not to be entitled to indemnification under this Article V.

           SECTION 7. Contractual Nature of Rights. The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Officer and Non-Officer Employee who serves in such capacity at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter bought based in whole or in part upon any such state of facts. If a claim for indemnification or advancement of expenses hereunder by an Officer or Non-Officer Employee is not paid in full by the Corporation within 60 days after a written claim for indemnification or documentation of expenses has been received by the Corporation, such Officer or Non-Officer Employee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Officer or Non-Officer Employee shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification or advancement of expenses under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification or advance is not permissible.

           SECTION 8. Non-Exclusivity of Rights. The provisions in respect of indemnification and the payment of expenses incurred in defending a proceeding in

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advance of its final disposition set forth in this Article V shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of the Certificate or these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office; provided, however, that in the event the provisions of this Article V in any respect conflict with the terms of any agreement between the Corporation or any of its subsidiaries and any person entitled to indemnification and the payment of expenses under this Article V, then the provision which is more favorable to the relevant individual shall govern.

           SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Officer or Non-Officer Employee against any liability of any character asserted again or incurred by the Corporation of any such Officer or Non-Officer Employee, or arising out of any such status, whether or not the Corporation would have the power to indemnify such person against such a liability under the DGCL or the provisions of this Article V.

           SECTION 10. Severability. If this Article V or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article V that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE VI

                            Miscellaneous Provisions

           SECTION 1. Fiscal Year. Except as otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on the last day of December of each year.

           SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

           SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into the Corporation in the ordinary

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



course of its business without Director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or Executive Committee may authorize from time to time.

           SECTION 4. Voting and Transfer of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer or any other officers such officers designate may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

           SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

           SECTION 6. Corporate Records. The original or attested copies of the Certificate, By-Laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

           SECTION 7. Certificate. All references in these By-Laws to the Certificate shall be deemed to refer to the Amended and Restated Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

           SECTION 8. Amendment of By-Laws. (a) Except as provided otherwise, by law, these By-Laws may be amended or repealed by the Board of Directors.

           (b) These By-Laws may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class;

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provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of a majority of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class.

           SECTION 9. Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Certificate as in effect from time to time, the provisions of the Certificate shall be controlling.

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